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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported) July 14, 2000
                                                          -------------

                         FIRST SOUTHERN BANCSHARES, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                       0-25478                  63-1133624
      --------                       ---------                ----------
(State or other Jurisdiction of     (Commission              (IRS Employer
incorporation or organization)      File Number)             Identification No.)


                 102 South Court Street, Florence, Alabama 35630
                 -----------------------------------------------
                    (Address of principal executive offices)

                                 (256) 764-7131
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)





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ITEM 5.  OTHER EVENTS.
         -------------

      On July 14, 2000, Gary A. Gamble submitted his resignation from the Board of Directors of First Southern Bancshares, Inc. (the "Company") and the Board of Directors of the Company's wholly-owned subsidiary, First Southern Bank (the "Bank"), effective July 13, 2000. The Boards of Directors of the Company and the Bank each intend to reduce the size of the respective Board of Directors to eliminate the vacancy created by his resignation.







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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FIRST SOUTHERN BANCSHARES, INC.


Dated: July 18, 2000                   By: /s/ Charles L. Frederick, Jr.
                                           -------------------------------------
                                           Charles L. Frederick, Jr.
                                           President and Chief Executive Officer





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